Exhibit 10.72

ADDENDUM No. 3 TO TRANSPORTATION CONTRACT NO. VIT – 001 – 2012

Date: Bogotá, D. C., the 30th of December of 2012

Contract No. VIT – 001 – 2012

SENDER:        GRAN TIERRA ENERGY COLOMBIA LTD
NIT:            860.516.431-7

TRANSPORTER:    ECOPETROL S. A.
NIT:            899.999.068 – 1

TYPE OF CRUDE:        OWN PRODUCTION XX        OWNERSHIP ___

PURPOSE:

Service of transportation of liquid hydrocarbons through the Mansoya – Orito Pipeline (OMO) and the Trans - Andean Pipeline (OTA).

The parties agree to enter into this Addendum, based on the following

R E C I T A L S

1.
Contract No. VIT – 001 – 2012 (hereinafter the Contract) is in force between the parties, the purpose of which is the service of transportation of liquid hydrocarbons through the Mansoya – Orito Pipeline (OMO) and the Trans - Andean Pipeline (OTA).

2.	The date of expiration of the contract is the 31st of December of 2012.

3.	The SENDER is interested in expanding the term of execution of the Contract.

4.
ECOPETROL has expressed to the SENDER that, because of the incorporation of the company called CENIT S. A. S. (hereinafter CENIT) it will transfer to that company the transportation assets through which it is currently rendering the services under the Contract. Therefore, as from the date of transfer of the assets, CENIT will provide the service of transportation of liquid hydrocarbons through the Mansoya – Orito Pipeline (OMO) and the Trans - Andean Pipeline (OTA).

5.
ECOPETROL has expressed its availability to extend the term of execution of the Contract until the 30th of June of 2013, making clear that on the date of delivery of the assets to CENIT, the assignment of the Contract in favor of that company will be effective.

A G R E E M E N T

As from the 1st of January of 2013, the Contract will be amended according to the following clauses:

FIRST: To amend the estimated value of the contract, corresponding to the ECONOMIC CONDITIONS contained in the Specific Conditions of the Contract, as follows:

“Estimated Final Value of the Contract	Nineteen million six hundred and sixty seven thousand dollars of the United States of America (USD $ 19.667.000).

SECOND: To amend the insured value that corresponds to the SURETIES contained in the Specific Conditions of the Contract, as follows:

Type of Surety	Total Amount
Performance Bond	Six billion nine hundred and twenty two million pesos Colombian legal tender ($ 6.922.000)

The SENDER agrees to extend the term of validity of the Surety within five (5) business days after the signature of this Addendum. The respective certificates of amendment must be handed over to ECOPETROL within three (3) calendar days from their date of issue.

The amendment of the guaranty must maintain the cover of the contract for the term thereof plus 120 additional days.

PARAGRAPH: In case of assignment of this contract by ECOPETROL to CENIT the provisions of the nineteenth clause of this Contract will apply.

THIRD: To amend the Third Clause of the General Conditions of the Contract, as follows:

“THIRD CLAUSE

TERM

3.1. The term of execution of the contract will be from the date of signature until the 30th of June of 2013.

3.2. The term of execution of the Service for the Contracted Capacity the purpose of this Contract can be extended by mutual consent of the Parties, by means of a written document entered into before the date of termination thereof, subject to the existence of Available Capacity of the Pipeline during the month of Operation for which the service is intended.

3.3. The monthly payment obligation on the SENDER’S charge regarding the Service, must be done during the entire term of execution of the Contract.

PARAGRAPH: The Parties understand and accept that the extension of the term established in this Addendum only gives the right to the transportation capacity subject to availability in the Pipeline

FOURTH: To amend the Fourteenth Clause of the General Conditions of the Contract, as follows:

“FOURTEENTH CLAUSE
CONTRACT TERMINATION

14.1. This Contract will end for the expiration of the term agreed.

14.2. The Parties agree that ECOPETROL may declare the early termination of the Contract at any time, with no settlement of damages whatsoever in favor of the SENDER, in the following events:

a)	The serious breach of the SENDER’S obligations which have not been cured within the grace period, if such is the case;

b)	The dissolution of the SENDER’S legal entity;

c)	The unauthorized assignment of the Contract by the SENDER;

d)	Due to changes in the regulation that makes more onerous the performance of ECOPETROL’S obligations;

e)	As a consequence of any of the following causes: (i) the SENDER’S fraud, or (ii) if the SENDER incurs in acts or conducts that endanger the operational and / or technical stability of the Pipelines;

f)
By written notice in which ECOPETROL informs the early termination of the Contract. Said written notice must be sent to the SENDER no less than thirty (30) calendar days before the effective date of termination of the Contract.

g)	In case that the SENDER does not file or does not renew the Surety in the terms established in this Agreement.

14.3. The termination will not release the Parties from their corresponding obligations and responsibilities attributable to terms prior to the end date.

14.4. The early termination of this contract will not release the SENDER from the obligations that survive the termination of the Contract, in particular the one related to the payment of the Fees pending and the payment of the penalty, as well as the confidentiality.

14.5. For the purposes of the application of this clause, no prior judicial or private requirement whatsoever will be required”.

FIFTH: To amend the Nineteenth Clause of the General Conditions as follows:

“NINETEENTH CLAUSE
ASSIGNMENT

19.1. The SENDER cannot assign or transfer its rights or obligations under this Contract, and it cannot be substituted in its contractual position, without the prior written authorization of ECOPETROL. For the study and approval of the assignment, the SENDER must evidence that it is on time for all concepts regarding its contractual obligations. The company that replaces the SENDER must have enough financial, technical, administrative and legal capacity to comply with the obligations of this Contract.

19.2. The authorized successors and assignees must assume all of the SENDER’S responsibilities and obligations hereunder, as well as the provisions of the Clause regarding the Sureties of the General and Specific Conditions, and such demands must be expressly stipulated in the instrument that evidences such assignment.

19.3. ECOPETROL will not require any authorization of the SENDER to assign this Contract.

19.4. Without prejudice to the foregoing, the SENDER hereby authorizes, from now, the assignment of this contract to CENIT. In case that this assignment takes place, ECOPETROL will give written notice of the assignment to the SENDER. The Parties understand and accept that the assignment to CENIT does not require the authorization or acceptance of any additional one on the SENDER’S part

19.5. Once the assignment is effective, the SENDER understands and accepts that it and CENIT will revise the commercial conditions of this contract.

FIRST PARAGRAPH: In a maximum term of ten (10) business days as from the notification of the assignment of this contract to CENIT, the SENDER must amend the surety purchased in favor of ECOPETROL to add CENIT as beneficiary thereof.

SECOND PARAGRAPH: As from the date of assignment of this contract to CENIT by ECOPETROL, the SENDER understands and accepts that Annex No. 1 to the Contract by the Transporter Manual, Offloading Standards and all other norms established by CENIT and in consequence, it will be applied according to the provisions established for these purposes in the Contract”.

SIXTH: To amend the Twenty Sixth Clause of the General Conditions, as follows:

TWENTY SIXTH CLAUSE
INTEGRALITY

26.1. This Contract is the only and integral agreement regarding the purpose thereof, and replaces any prior agreement that has not been established in the Contract.

26.2. The following documents are integral part of the Contract:

ANNEX 1    :    ECOPETROL S. A.: PIPELINE’S TRANSPORTER MANUAL

ANNEX 2	: GUIDE FOR THE MANAGEMENT OF ACCOUNTS PAYABLE AND SERVICES

ANNEX 3	: ECOPETROL’S GENERAL CLAUSES FOR THE PERFORMANCE BOND

ANNEX 4:	: MODEL OF THE STAND BY LETTER OF CREDIT.

26.3. Likewise, are integral part of this Contract all the rules and procedures that ECOPETROL or its assignees have established for the performance of the activities the subject matter of this Contract.

26.4. If any provision of this contract is forbidden, void, inefficacious or cannot be enforceable according to the applicable provisions, all other provisions will survive it with full binding and mandatory effects for the Parties, unless if the provision that is forbidden, void, inefficacious or unenforceable is an essential one, in a way that the construal or performance thereof in the absence of such provision is not possible”.

SEVENTH: With the exception of the foregoing provisions, all the clauses of the Contract will be applicable to the contractual relations between ECOPETROL and the SENDER. This Addendum is not a novation of Contract No. VIT – 001 – 2012, which remains in full force in all of its parts that were not expressly amended by this document

EIGHTH: This Addendum is perfected with the execution thereof. For its execution, the approval of the surety on the charge of the SENDER is required.

In witness hereof, it is signed in two identical counterparts in the city of Bogotá, D. C, on the thirtieth (30th) day of the month of December of year 2012.

BY THE SENDER:                    BY ECOPETROL:

Signed; /s/ Alejandra Escobar Herrera	Signed; /s/ Martha Escheverri Benjumea
Name: ALEJANDRA ESCOBAR HERRERA	Name: MARTHA ECHEVERRI BENJUMEA
Position: Legal Representative C. C . No. 52.646.943 of Bogotá, D. C.	Position: Acting Head of the Transportation Services’ Commercial Department
Signature: /s/ Ivan Tobon Garcia
Name: IVÁN TOBÓN GARCÍA
Position: Legal Representative C. C . No. 79.751.294 of Bogotá, D. C.